Investor Presentation Claros Mortgage Trust, Inc. (CMTG) March 2024 The properties above are not representative of all transactions.

CMTG Snapshot See Endnotes in the Appendix. $6.9 billion Loan Portfolio 1 $2.3 billion Equity Book Value $238 million Total Liquidity 2 9.1% Weighted Average All-In Yield 3 98% Senior Loans 1,4 98% Floating Rate Loans 1 69.2% Weighted Average Portfolio LTV 5 2.4x Net Debt / Equity Ratio 6

Integrated real estate investor, operator, developer and lender Mack Real Estate Group The firm’s principals have decades of global real estate investing experience Invests institutional and high net worth capital in real estate equity and debt assets

Mack Real Estate Group Businesses Real Estate Credit (“MRECS”) Direct lending (first mortgage, mezzanine, preferred equity) and other debt investments Property Management (“MPM”) Property management of MREG and third-party owned residential and commercial assets Comprehensive Property Management Services ~5,000 units 3.6M SF under management of commercial and industrial space under management 150+ staff located across the U.S. As of September 30, 2023. Includes realized investments. Unit count, square footage, and other figures concerning development characteristics reflect assets in various stages of development, including actual unit count for completed construction as well as estimated unit count for development projects that are not yet completed. Such estimated figures are based on expectations, estimates, and projections and no party provides any guarantee or assurance that these projections are accurate. Actual results may vary significantly from those reflected or contemplated. Similarly, there is no guarantee that MREG will ultimately develop the assets in accordance with the development plans as presented herein. Please read the Important Notices at the beginning of this presentation for additional important information concerning, among other things, forward-looking statements. Real Estate Equity (“MREG”) Development and ownership of multifamily, industrial, office, and other asset classes Multifamily and Industrial Investments1 29 investments ~9,000 potential units2 ~5.0 million industrial SF2 High Yield Levered Transitional Credit Investments Levered Transitional Credit Investments ~$3.0B $18.0B of investor capital raised since inception of credit investments originated, co-originated or acquired ~$900M $2.0B Unlevered Transitional Credit Investments $250M $52.5M of investor capital raised since inception of credit investments originated, co-originated or acquired of investor capital raised since inception of credit investments originated, co-originated or acquired

MREG National Presence  Includes employees across the firm’s credit, equity, development, and property management business as of the date on this presentation. Integrated platform with investment, development, property management and lending activities across the United States WA NV CA AZ CO TX IL MI TN NC FL VA PA New York City CT MA Raleigh Seattle Phoenix GA NY MD 5 offices 250+ employees Mack Real Estate Group, LLC Office MREG / MRECS Investments and/or Mack Property Management, L.P. (MPM) Presence UT Miami

CMTG Overview KEY DIFFERENTIATORS “Ownership mindset” investment approach Well-capitalized, institutional borrowers Markets with local intelligence / experience / expertise Proactive asset management with a focus on staying ahead of the borrower Focus on downside protection; highly structured loans with credit support Utilize modest leverage PLATFORM Roots in real estate development and operations dating back to the 1960s Managed by experienced operator with integrated credit, equity, development and property management business Established and scaled platform with demonstrated track record Focus on transitional loan opportunities secured by high quality CRE assets, generally with institutional-grade sponsorship, located in major U.S. markets where MREG has infrastructure and / or experience

Loan Portfolio Overview Key Portfolio Metrics7,b December 31, 2023 September 30, 2023 Loan Portfolio1 $6.9Bn $7.1Bn Total Loan Commitments8 $8.1Bn $8.5Bn Number of Loans 65 69 LTV5 69.2% 68.8% Average Commitment Size ~$120MM ~$120MM Weighted Average All-In Yield3 9.1% 9.5% Floating Rate Loans1 98% 98% Senior Loans1,4 98% 98% a At December 31, 2023, mixed-use comprises of 3% office, 2% retail, 2% multifamily, 1% hospitality, and immaterial amounts of for sale condo. . Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. b. Excludes three loans held-for-sale.

$ amounts in millions       Region Exposure by Carrying Value and as a % of Total Carrying Value Collateral Type Number of Loans Carrying Value1 % of Total Carrying Value West Northeast Southeast Mid Atlantic Southwest Midwest Other Multi-family 22 $2,829 41% $1,388 / 20% $390 / 6% - $266 / 4% $505 / 7% $282 / 4% - Hospitality 9 $1,339 19% $605 / 9% $450 / 6% $284 / 4% - - - - Office 9 $962 14% $251 / 4% $272 / 4% $225 / 3% - $88 / 1% $125 / 2% - Mixed-use a 5 $597 9% - $195 / 3% $103 / 1% $299 / 4% - - - Land 6 $518 7% - $368 / 5% $30 / 0% $120 / 2% - - - For Sale Condo 2 $220 3% $209 / 3% $11 / 0% - - - - - Other b 12 $483 7% $66 / 1% $176 / 3% $93 / 1% $76 / 1% - $70 / 1% $2 / 0% Total 65 $6,948 100% $2,519 / 35% $1,861 / 27% $735 / 11% $762 / 11% $592 / 9% $477 / 7% $2 / 0% Loan Portfolio Overview (cont’d) Totals may not foot due to rounding. At December 31, 2023, mixed-use comprises of 3% office, 2% retail, 2% multifamily, 1% hospitality, and immaterial amounts of for sale condo. . Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. Includes five loans secured by a portfolio of build-to-rent homes, representing $166 million in loan commitments and $94 million in unpaid principal balance.

Financial Overview Key Financial Metrics 4Q-2023 3Q-2023 2Q-2023 1Q-2023 Total 2023 GAAP Net Income (Loss) ($MM) Per Share $34.0 $0.24 $(68.9) $(0.50) $4.3 $0.02 $36.7 $0.26 $6.0 $0.02 Distributable Earnings (Loss) ($MM)9 Per Share $36.9 $0.26 $(22.8) $(0.16) $(14.5) $(0.10) $40.3 $0.29 $39.9 $0.28 Distributable Earnings prior to realized gains and principal charge-offs ($MM)9 Per Share $44.4 $0.31 $49.6 $0.35 $50.3 $0.35 $40.3 $0.29 $184.5 $1.31 Dividends ($MM) Per Share $35.3 $0.25 $35.3 $0.25 $52.4 $0.37 $52.4 $0.37 $175.5 $1.24 Book Value ($MM) Per Share Adjusted Book Value per Share10 $2,299.9 $16.28 $17.03 $2,296.7 $16.25 $17.00 $2,400.4 $16.94 $17.64 $2,444.2 $17.26 $17.96 Net Debt / Equity Ratio6 Total Leverage Ratio11 2.4x 2.8x 2.3x 2.7x 2.3x 2.7x 2.2x 2.6x During the quarter: GAAP net income of $34.0 million, or $0.24 per share; distributable earnings of $36.9 million, or $0.26 per share; and distributable earnings prior to realized gain and principal charge-off of $44.4 million, or $0.31 per share 9 Paid a cash dividend of $0.25 per share for the fourth quarter of 2023

Financing Mix Total financing capacity decreased to $7.3 billion from $7.8 billion at September 30, 2023; undrawn capacity decreased to $1.6 billion from $2.1 billion at September 30, 202312 Unencumbered loan assets totaled $433 million (93% senior mortgages); unencumbered REO asset with a carrying value of $147.1 million a Net debt / equity ratio of 2.4x and total leverage ratio of 2.8x as of December 31, 2023, increased slightly from September 30, 2023 6,11 Summary of Outstanding Financing $ amounts in millions Capacity UPB at December 31, 2023 Weighted Average Spread13 Repurchase agreements and term participation facility $5,710 $4,271 2.76% Asset Specific Financing $541 $407 3.41% Secured Term Loan $725 $725 4.50% Debt Related to REO $290 $290 2.83% Total as of 4Q-2023 $7,266 $5,694 3.03% a. Total carrying value includes acquired lease intangibles, net of accumulated depreciation.

Capital Structure Overview Conservative Capital Structure Capital Structure Composition ($ amounts in millions) 2.4x Net Debt / Equity Ratio6 $5.7 billion total warehouse and participation financing capacity across six counterparties with $4.3 billion outstanding12 Weighted average advance rate of 68% on asset-specific financings (77% advance rate on multi-family loans and 62% on other loans) For illustrative and discussion purposes only. Not intended to illustrate order of priority. Warehouse Facilities $3,919 Other Asset- Specific Financings $375 Debt Related to REO $290 Unencumbered loan assets totaled $433 million (93% senior mortgages) Equity $2,300 Secured Term Loan $725 Warehouse and Participation Facilities $4,271 Debt Related to REO $290 Other Asset-Specific Financings $407

Appendix A The properties above are not representative of all transactions.

J.D. Siegel** Executive Vice President, CMTG; General Counsel and COO, MREG Dave Germond** MD, Head of Capital Raising, MREG Barden Gale* Vice Chairman, MREG Paul Keller*** Vice Chairman, MREG Richard Mack* CEO and Chairman, CMTG; Co-Founder and CEO, MREG Mike McGillis* President and CFO, CMTG; President, MREG Kevin Cullinan* Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Originations, MREG Priyanka Garg* Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Asset Management, MREG As of December 31, 2023. * Voting member of MRECS Investment Committee. ** Non-voting member of MRECS Investment Committee. *** Special Adviser to MRECS Investment Committee, Development and Construction Loans. CMTG Leadership and Select MREG Personnel Co-founded MREG in 2013 and MRECS in 2014 Formerly at AREA Property Partners and Shearson Lehman Hutton Joined MRECS in 2015 Formerly at J.E. Robert Companies, Freddie Mac, and AEW Capital Management Joined MRECS in 2015 Formerly at J.P. Morgan and CBRE Joined MRECS in 2020 Formerly at Treeview Real Estate Advisors, Westbrook Partners, and Goldman Sachs Joined MREG in 2015 Formerly at Aetos Capital Real Estate, Centerbridge Partners, and Sherman & Sterling Joined MRECS in 2016 Formerly at Tishman Speyer and Prudential Real Estate Investors Joined MREG in 2014 Formerly at J.E. Robert Companies, Starwood Capital Group, and ABP Investments Joined MREG in 2013 Formerly at Mack Urban, Urban Partners, and Keller Equity Group

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 1 399.4 401.2 405.0 Dec-21 Multifamily CA Senior N 3 Investment 2 389.5 390.0 390.0 Nov-19 Multifamily NY Senior N 3 Investment 3 266.4 265.0 265.0 Jul-18 Hospitality NY Senior N 3 Investment 4 224.8 225.0 225.0 Jul-21 Hospitality GA Senior N 3 Investment 5 214.9 216.2 227.0 Jun-22 Hospitality CA Senior N 3 Investment 6 212.9 214.5 262.1 Feb-22 Multifamily CA Senior Y 4 Investment 7 212.8 213.8 235.0 Aug-22 Hospitality CA Senior N 3 Investment 8 208.9 208.9 247.3 Oct-19 For Sale Condo CA Senior N 3 Investment 9 188.8 189.0 197.3 Oct-19 Mixed-Use DC Senior N 3 Investment 10 182.7 183.0 183.0 Sep-18 Land NY Senior N 3 Investment 11 174.2 174.2 319.9 Sep-19 Office GA Senior N 4 Investment 12 169.4 170.0 170.0 Jan-22 Multifamily CO Senior N 3 Investment 13 168.1 168.9 193.4 Apr-22 Multifamily MI Senior N 3 Investment 14 154.1 155.0 160.0 Sep-22 Multifamily AZ Senior N 3 Investment 15 120.1 151.3 151.3 Jan-18 Land VA Senior N 5 Investment 16 149.9 150.0 150.0 Feb-19 Office CT Senior N 4 Investment 17 136.2 136.5 136.5 Dec-21 Multifamily PA Senior N 3 Investment 18 132.8 133.6 151.7 Apr-22 Multifamily TX Senior N 3 Investment 19 129.7 130.0 130.0 Dec-21 Multifamily VA Senior N 3 Investment 20 124.8 125.0 125.0 Dec-21 Office IL Subordinate N 3 CMTG Portfolio Summary by Unpaid Principal Balance as of December 31, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 21 122.5 123.3 127.3 Jun-22 Multifamily TX Senior N 3 Investment 22 122.5 122.5 122.5 Sep-19 Office NY Senior N 4 Investment 23 119.5 119.6 122.1 Apr-19 Mixed-Use NY Senior N 3 Investment 24 118.5 119.1 122.0 Mar-22 Multifamily TX Senior N 4 Investment 25 114.8 115.0 115.0 Aug-22 Multifamily CO Senior N 3 Investment 26 113.6 113.5 113.5 Jul-21 Multifamily IL Senior N 3 Investment 27 91.6 112.4 124.8 Feb-20 Office CA Senior N 5 Investment 28 110.4 112.3 202.5 May-22 Mixed-Use VA Senior Y 3 Investment 29 105.3 104.3 104.3 Jun-18 Hospitality NY Senior Y 4 Investment 30 102.7 103.0 103.0 Dec-21 Mixed-Use TN Senior N 3 Investment 31 100.9 101.1 101.1 Mar-23 Hospitality CA Senior N 3 Investment 32 98.6 99.1 148.3 Mar-21 Other MA Senior N 3 Investment 33 97.8 98.2 100.0 Aug-21 Office CA Senior N 4 Investment 34 96.1 96.5 100.8 Jan-22 Multifamily NV Senior N 3 Investment 35 87.8 87.8 87.8 Mar-20 Office TX Senior N 4 Investment 36 88.2 87.7 87.7 Dec-18 Land NY Senior N 4 Investment 37 a 78.4 78.5 115.3 Aug-22 Hospitality NY Senior Y 4 Investment 38 77.0 78.0 140.0 Nov-22 Other MA Senior Y 3 Investment 39 76.5 77.6 130.5 Jan-22 Other PA Senior N 3 Investment 40 76.4 76.4 76.4 Jul-18 Hospitality CA Senior N 4 CMTG Portfolio Summary by Unpaid Principal Balance as of December 31, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 41 75.3 75.5 76.0 Jul-22 Multifamily UT Senior N 3 Investment 42 75.5 75.5 75.5 Apr-19 Mixed-Use NY Senior N 3 Investment 43 51.1 71.5 84.8 Aug-21 Office GA Senior N 5 Investment 44 70.4 70.7 79.6 Jun-21 Other MI Senior N 3 Investment 45 67.4 67.7 83.9 Dec-21 Multifamily TX Senior N 4 Investment 46 67.0 67.0 67.0 Jul-19 Land NY Senior N 4 Investment 47 65.6 66.6 106.5 Oct-22 Other NV Senior Y 3 Investment 48 64.3 66.0 176.3 Sep-22 Multifamily UT Senior Y 3 Investment 49 61.9 62.7 90.0 Feb-22 Office WA Senior N 3 Investment 50 59.2 59.6 73.7 Jan-22 Hospitality TN Senior N 3 Investment 51 52.7 53.0 60.3 Nov-21 Multifamily NV Senior N 3 Investment 52 50.0 50.2 53.3 Mar-22 Multifamily AZ Senior N 4 Investment 53 38.6 38.8 44.8 Feb-22 Multifamily TX Senior N 4 Investment 54 30.3 30.2 30.2 Jul-21 Land FL Subordinate N 3 Investment 55 30.0 30.0 30.0 Apr-19 Land MA Senior N 3 Investment 56 29.3 29.5 32.8 Jan-22 Other GA Senior Y 3 Investment 57 24.8 24.9 28.5 Feb-22 Multifamily TX Senior N 3 Investment 58 21.9 22.4 54.0 Feb-22 Other GA Senior Y 3 Investment 59 16.0 16.2 23.4 Apr-22 Other GA Senior Y 3 Investment 60 14.6 14.9 32.1 Feb-22 Other FL Senior Y 3 CMTG Portfolio Summary by Unpaid Principal Balance as of December 31, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 61 10.9 11.1 24.2 Apr-22 Other GA Senior Y 3 Investment 62 10.9 10.6 10.6 Aug-19 For Sale Condo NY Senior N 3 Investment 63 1.9 1.9 1.9 Jul-19 Other Other Senior N 5 Investment 64 (0.0) 0.9 0.9 Aug-18 Other NY Subordinate N 5 Investment 65 (1.1) - 112.1 Dec-22 Multifamily WA Senior Y 3 Total / Wtd. Average14 $6,947.8 $7,044.5 $8,121.4 17% Investment in unconsolidated joint venture a $42.5 Real Estate Owned – Hospitality, net 394.9 Real Estate Owned – Mixed-Use, net b 147.1 Portfolio Total $7,532.2 CMTG Portfolio Summary by Unpaid Principal Balance as of December 31, 2023 ($ amounts in millions) Comprised of loans backed by the same property. Total carrying value includes acquired lease intangibles, net of accumulated depreciation.

($ amounts in thousands) December 31, 2023 March 31, 2022   December 31, 2022 March 31, 2022 Assets       Cash and cash equivalents $ 187,301 $ 306,456 Restricted cash 27,588 41,703 Loan principal payments held by servicer 11,000 - Loans receivable held-for-investment 7,020,383 7,489,074 Less: current expected credit loss reserve (142,958) (128,647) Loans receivable held-for-investment, net 6,877,425 7,360,427 Loans receivable held-for-sale 261,709 - Equity method investment 42,474 41,880 Real estate owned, net 522,959 401,189 Other assets 138,905 89,858 Total assets $ 8,069,361 $ 8,241,513   Liabilities and Equity Repurchase agreements $ 3,805,678 $ 3,966,859 Term participation facility 465,434 257,531 Loan participations sold, net 120,508 263,798 Notes payable, net 283,341 149,521 Secured term loan, net 712,576 736,853 Debt related to real estate owned, net 289,913 289,389 Other liabilities 47,368 59,223 Dividends payable 35,328 52,001 Management fee payable – affiliate 9,315 9,867 Total liabilities $ 5,769,461 $ 5,785,042     Equity   Common stock, $0.01 par value, 500,000,000 shares authorized, 138,475,357 and 140,055,714 shares issued and 138,745,357 and 138,376,144 shares outstanding at December 31, 2023 and December 31, 2022, respectively 1,387 1,400 Additional paid-in capital 2,725,217   2,712,316 Accumulated deficit (426,704) (257,245) Total equity 2,299,900 2,456,471 Total liabilities and equity $ 8,069,361 $ 8,241,513 Consolidated Balance Sheets December 31, 2023 and December 31, 2022 Source: CMTG financials.

Consolidated Statements of Operations For the Three Months Ended December 31 and September 30, 2023, and December 31, 2022 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) December 31, 2023 March 31, 2022 September 30, 2023 March 31, 2022 December 31, 2022 March 31, 2022 Revenue Interest and related income $ 170,929 $ 182,044 $ 154,461 Less: interest and related expense 121,191 123,611 92,501 Net interest income 49,738 58,433 61,960 Revenue from real estate owned 26,241 22,120 21,657 Total net revenue 75,979 80,553 83,617 Expenses Management fees – affiliate 9,315 9,541 9,867 General and administrative expenses 3,631 3,565 4,776 Stock-based compensation expense 4,469 4,369 3,427 Real estate owned: Operating expenses 14,528 13,706 12,300 Interest expense 6,184 6,137 4,964 Depreciation and amortization 2,579 2,558 2,039 Total expenses 40,706 39,876 37,373 Gain on sale of loan - 575 - Proceeds from interest rate cap 1,732 1,691 495 Unrealized (loss) gain on interest rate cap (1,836) (1,659) 429 Gain on foreclosure of real estate owned 4,162 - - (Loss) income from equity method investment (41) (33) 1,556 Provision for current expected credit loss reserve (5,247) (110,198) (71,377) Net income (loss) attributable to common stock $ 34,043 $ (68,947) $ (22,653) Net income (loss) per share of common stock Basic and diluted $ 0.24 $ (0.50) $ (0.17) Weighted-average shares of common stock outstanding Basic and diluted 138,776,355 138,899,168 138,457,076

Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) Refer to page 21 for definition of Distributable Earnings. Distributable Earnings (Loss) Reconciliation Q4 2023 Q3 2023 Q2 2023 Q1 2023 Total 2023 (2) Net income (loss) attributable to common stock: $34,043 ($68,947) $4,253 $36,678 $6,027 Adjustments: Non-cash stock-based compensation expense 4,469 4,369 4,395 3,366 16,599 Provision for (reversal of) current expected credit loss reserve 5,247 110,198 41,476 (3,239) 153,682 Depreciation and amortization expense 2,579 2,558 2,092 2,058 9,287 Amortization of above and below market lease values, net 354 354 - - 708 Unrealized loss on interest rate cap 1,835 1,659 259 1,404 5,157 Gain on extinguishment of debt - - (2,217) - (2,217) Gain on sale of loan - (575) - - (575) Gain on foreclosure of real estate owned (1) (4,162) - - - (4,162) Distributable Earnings prior to realized gains and principal charge-offs $44,365 $49,616 $50,258 $40,267 $184,506 Gain on sale of loan - 575 - - 575 Gain on extinguishment of debt - - 2,217 - 2,217 Principal charge-offs (7,468) (72,957) (66,935) - (147,361) Distributable Earnings (Loss) $ 36,897 $ (22,766) $ (14,460) $ 40,267 $ 39,937 Weighted average diluted shares - Distributable Earnings (Loss) 141,321,572 141,469,161 141,648,701 140,568,979 141,254,760 Diluted Distributable Earnings per share prior to realized gains and principal charge-offs $ 0.31 $ 0.35 $ 0.35 $ 0.29 $ 1.31 Diluted Distributable Earnings (Loss) per share $ 0.26 $ (0.16) $ (0.10) $ 0.29 $ 0.28 1. Represents an adjustment to previously recognized gain on foreclosure of real estate owned in 2021. 2. Totals may not foot or cross-foot due to rounding.

Book Value per share Reconciliation Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Equity $ 2,299,900 $ 2,296,669 $ 2,400,426 $ 2,444,154 $ 2,456,471 Number of shares of common stock outstanding and RSUs 141,313,339 141,321,693 141,687,697 141,632,654 140,542,274 Book Value per share(1) $ 16.28 $ 16.25 $ 16.94 $ 17.26 $ 17.48 Add back: accumulated depreciation on real estate owned and accumulated amortization of related lease intangibles 0.18 0.16 0.14 0.12 0.11 Add back: general CECL reserve 0.57 0.59 0.56 0.58 0.61 Adjusted Book Value per share $ 17.03 $ 17.00 $ 17.64 $ 17.96 $ 18.20 Debt-to-Equity and Total Leverage Reconciliation Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Asset-specific debt $ 4,964,874 $ 4,935,633 $ 5,162,229 $ 5,182,328 $ 4,927,098 Secured term loan, net 712,576 713,276 713,975 736,190 736,853 Total debt 5,677,450 5,648,909 5,876,204 5,918,518 5,663,951 Less: cash and cash equivalents (187,301) (307,367) (253,055) (426,503) (306,456) Net Debt $ 5,490,149 $ 5,341,542 $ 5,623,149 $ 5,492,015 $ 5,357,495 Total Equity $ 2,229,900 $ 2,296,669 $ 2,400,426 $ 2,444,154 $ 2,456,471 Net Debt-to-Equity Ratio 2.4x 2.3x 2.3x 2.2x 2.2x Non-consolidated senior loans 887,300 887,300 916,616 915,623 968,302 Total Leverage $ 6,377,449 $ 6,228,842 $ 6,539,765 $ 6,407,638 $ 6,325,797 Total Leverage Ratio 2.8x 2.7x 2.7x 2.6x 2.6x Adjusted Book Value per share, Debt-to-Equity and Total Leverage Calculations 1. Calculated as (i) total equity divided by (ii) number of shares of common stock outstanding and RSUs at period end.

Important Notices The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings (Loss) is a non-GAAP measure, which the Company defines as net income (loss) in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income (loss) for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of our Manager, should not be included in Distributable Earnings (Loss). Furthermore, the Company presents Distributable Earnings prior to realized gains and losses, which includes principal charge-offs, as the Company believes this more easily allows our Board, Manager, and investors to compare our operating performance to our peers, to assess our ability to declare and pay dividends, and to determine our compliance with certain financial covenants. Pursuant to the Management Agreement, we use Core Earnings, which is substantially the same as Distributable Earnings (Loss) excluding incentive fees, to determine the incentive fees we pay our Manager. The Company believes that Net Debt / Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt / Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses provide meaningful information to consider in addition to our net income (loss) and cash flows from operating activities in accordance with GAAP. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses do not represent net income (loss) or cash flows from operating activities in accordance with GAAP and should not be considered as an alternative to GAAP net income (loss), an indication of our cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. In addition, the Company’s methodology for calculating these non-GAAP measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses may not be comparable to the Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings (Loss), Distributable Earnings prior to realized gains and losses, and other similar measures, have historically been a useful indicator over time of a mortgage REIT’s ability to cover its dividends, and to mortgage REITs themselves in determining the amount of any dividends to declare. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are key factors, among others, considered by the Board in setting the dividend each quarter and as such the Company believes Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are also useful to investors. While Distributable Earnings (Loss) excludes the impact of our provision for or reversal of current expected credit loss reserve, principal charge-offs are recognized through Distributable Earnings (Loss) when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e., when the loan is repaid, fully or partially, or when the Company acquires title in the case of foreclosure, deed-in-lieu of foreclosure, or assignment-in-lieu of foreclosure), or (ii) with respect to any amount due under any loan, when such amount is determined to be uncollectible. Determinations of Loan-to-Value / Loan-to-Cost LTV represents “loan-to-value” or “loan-to-cost”, which is calculated as our total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case, as we deem appropriate for the relevant loan and other loans with similar characteristics. Loans with specific current expected credit loss (“CECL”) reserves are reflected as having an LTV of 100%. Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. LTV is updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. Totals represent weighted average based on loan commitment, including non-consolidated senior interests and pari passu interests.

Important Notices (cont’d) Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans and expectations. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; changes in interest rates and their impact on our borrowers and on the availability and cost of our financing; our projected operating results; defaults by borrowers in paying debt service on outstanding loans; the timing of cash flows, if any, from our investments; the state of the U.S. and global economy generally or in specific geographic regions; reduced demand for office, multifamily or retail space, including as a result of the increase in remote and/or hybrid work trends which allow work from remote locations other than the employer’s office premises; governmental actions and initiatives and changes to government policies; the amount of commercial mortgage loans requiring refinancing; our ability to obtain and maintain financing arrangements on attractive terms, or at all; our ability to maintain compliance with covenants under our financing arrangements; current and prospective financing costs and advance rates for our target assets; our expected leverage; general volatility of the capital markets and the markets in which we may invest; the impact of a protracted decline in the liquidity of capital markets on our business; the state of the regional, national, and global banking systems; the uncertainty surrounding the strength of the national and global economies; the return on or impact of current and future investments, including our loan portfolio and real estate owned investments; allocation of investment opportunities to us by our Manager and our Sponsor; changes in the market value of our investments; effects of hedging instruments on our target assets; rates of default, decreased recovery rates, and/or increased loss severity rates on our target assets and related impairment charges, including as it relates to our real estate owned investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); our ability to maintain our qualification as a real estate investment trust (“REIT”); our ability to maintain our exclusion from registration under the 1940 Act; availability and attractiveness of investment opportunities we are able to originate in our target assets; the ability of our Manager to locate suitable investments for us, monitor, service and administer our investments and execute our investment strategy; availability of qualified personnel from our Sponsor and its affiliates, including our Manager; estimates relating to our ability to pay dividends to our stockholders in the future; our understanding of our competition; impact of increased competition on projected returns; geopolitical or economic conditions or uncertainty, which may include military conflicts and activities (including the military conflicts between Russia and Ukraine, Israel and Hamas, and elsewhere throughout the Middle East and North Africa more broadly), tensions involving Russia, China, and Iran, political instability, social unrest, civil disturbances, terrorism, natural disasters and pandemics; and market trends in our industry, interest rates, real estate values, the debt markets generally, the CRE debt market or the general economy. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Endnotes Based on carrying value net of specific CECL reserves; excludes loans held-for-sale. Total Liquidity as of December 31, 2023, includes cash, loan principal payments held by servicer net of secured debt balance, and approved and undrawn credit capacity based on existing collateral. Total Liquidity as of February 16, 2024 was $214 million, excluding $73 million of net proceeds from the repayment of a 4-rated loan which occurred on February 22, 2024. All-in yield represents the weighted average annualized yield to initial maturity of each loan held-for-investment, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of December 31, 2023. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. Senior loans include senior mortgages and similar loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. See Important Notices beginning on page 21 for additional information. Net Debt / Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. For further information, please refer to Item 7 (MD&A) of our 10-K. Excludes our real estate owned (REO) investments, unless otherwise noted. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Refer to page 19 for a reconciliation of Distributable Earnings (Loss) to GAAP Net Income attributable to its common stock. For further detail on a reconciliation of prior period metrics to GAAP, please refer to Item 7 (MD&A) of our 10-K filings. Adjusted book value per share includes general CECL reserves and accumulated depreciation. For further detail on a reconciliation to GAAP, please refer to Item 7 (MD&A) of our 10-K filings. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Subject to approval of financing counterparty as well as pledging of additional unencumbered assets. Weighted average spreads exclude SOFR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. Based on total loan commitments.